                                  PURCHASE AGREEMENT


     THIS AGREEMENT is made as of the __ day of December, 1998, by and between Triangle Pharmaceuticals, Inc. (the "Company"), a corporation organized under the laws of the State of Delaware, with its principal offices at 4 University Place, 4611 University Drive, Durham, North Carolina 27707, and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

     SECTION 1. AUTHORIZATION OF SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to 170,000 shares (the "Shares") of the Series A Preferred Stock, par value $0.001 per share (the "Preferred Stock"), of the Company. Subject to adjustments pursuant to the terms of the Certificate of Designations, Preferences and Rights of the Preferred Stock (the "Certificate"), substantially in the form attached hereto as Exhibit A, to be filed by the Company with the Secretary of State of the State of Delaware on or prior to the Closing Date (as defined in Section 3), each share of Preferred Stock shall be convertible into 10 shares (the "Underlying Shares") of common stock, par value $0.001 per share, of the Company (the "Common Stock") and shall possess such other rights and preferences as are set forth in the Certificate.

     SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SHARES. At the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares (at the purchase price) shown below:


                             Price Per
       Number to Be          Share In        Aggregate
        Purchased             Dollars           Price
       ------------          ---------       ---------


     The Company proposes to enter into this same form of purchase agreement with certain other investors (the "Other Purchasers") and expects to complete sales of the Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the "Purchasers," and this Agreement and the agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the "Agreements." The term "Placement Agent" shall mean Vector Securities International, Inc.

     SECTION 3. DELIVERY OF THE SHARES AT THE CLOSING. The completion of the purchase and sale of the Shares (the "Closing") shall occur as soon as practicable and as agreed by the parties hereto following receipt of evidence satisfactory to the Company and the Purchaser that the Certificate has been filed with and accepted by the Secretary of State of the State of Delaware, at a place and time (the "Closing Date") to be agreed upon by the Company, and the Placement Agent and of which the Purchasers will be notified by facsimile transmission or otherwise.

     At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Shares set forth in Section 2 above. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (b) completion of the purchases and sales under the Agreements with all of the Other Purchasers; (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing; and (d) receipt of evidence satisfactory to it that the Certificate has been filed with and accepted by the Secretary of State of the State of Delaware. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (a) the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing; and (b) receipt of evidence satisfactory to it that the Certificate has been filed with and accepted by the Secretary of State of the State of Delaware. The Purchaser's obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.

     SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

     4.1. ORGANIZATION AND QUALIFICATION. The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and the Company and each of its subsidiaries is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect (as defined herein) on the Company.

     4.2. AUTHORIZED CAPITAL STOCK. Except as disclosed in or contemplated by the disclosure documents, as described in Section 4.19 hereof, distributed on December 18, 1998 to potential purchasers of the Company's Preferred Stock (the "Offering Materials"), the Company had, at September 30, 1998, (a) 24,071,255 shares of Common Stock outstanding (excluding, as of September 30, 1998, (i) 2,252,406 shares of Common Stock issuable upon the exercise of outstanding options (at a weighted average price of $10.85 per share) under the Company's 1996

Stock Incentive Plan, as amended (the "1996 Plan"); (ii) an aggregate of 846,345 additional shares of Common Stock reserved for future option grants or stock issuances under the 1996 Plan and the Company's Employee Stock Purchase Plan; (iii) 46,000 shares of Common Stock issuable upon the exercise of outstanding warrants (at a weighted average exercise price of $2.23 per share); (iv) up to 2,100,000 shares of Common Stock issuable upon the achievement of certain developmental milestones relating to the Company's compounds; and (v) additional shares of Common Stock available for issuance in 1999, 2000 and 2001 as a result of automatic annual increases in the number of shares available for issuance under the 1996 Plan) and (b) no shares of preferred stock issued or outstanding.

     The issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Offering Materials. Except as disclosed or contemplated by in the Offering Materials (including the issuance of options under the 1996 Plan and the issuance of shares of Common Stock pursuant to the Company's Employee Stock Purchase Plan after September 30, 1998), and the 4,800,000 shares of Common Stock the Company has agreed to issue and sell pursuant to Stock Purchase Agreements dated December 10, 1998, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock, any shares of capital stock of any subsidiary or any such options, rights, convertible securities or obligations. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Offering Materials accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     4.3. ISSUANCE, SALE AND DELIVERY OF THE SHARES. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and will be entitled to the rights and benefits described in the Certificate. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to these Agreements or as a result of the issuance of the Underlying Shares upon the conversion of the Shares. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file a registration statement on behalf of the Purchasers pursuant to Section 7.1 hereof (the "Registration Statement")) to require the Company to register the sale of any securities owned by such stockholder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein. The Underlying Shares of Common Stock have been duly reserved for issuance upon the conversion of the Shares and the Underlying Shares, when issued and delivered in accordance with the terms of the Certificate, will be duly and validly issued, fully paid and nonassessable.

     4.4. DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company has full legal right, corporate power and authority to enter into the Agreements and perform the transactions contemplated hereby. The Agreements have been duly authorized, executed and delivered by the Company. The making and performance of the Agreements by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company or any of its subsidiaries and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties may be bound or affected and in each case which would have, a material adverse effect on the condition (financial or otherwise), properties, business, prospects or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect") or, to the Company's knowledge, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its subsidiaries or any of their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Shares and the filing of the Certificate with the Secretary of State of the State of Delaware. Upon their execution and delivery, and assuming the valid execution thereof by the respective Purchasers, the Agreements will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.3 hereof may be legally unenforceable.

     4.5. ACCOUNTANTS. PricewaterhouseCoopers LLP, who have expressed their opinion with respect to the consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 1997, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the "Rules and Regulations").

     4.6. NO DEFAULTS. Except as disclosed in the Offering Materials, and except as to defaults, violations and breaches which individually or in the aggregate would not be material to the Company and its subsidiary, taken as whole, neither the Company nor any of its subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties are bound; and there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or any of its subsidiaries as defined in such documents, except such defaults which individually or in the aggregate would not be material to the Company and its subsidiary, taken as a whole.

     4.7. CONTRACTS. The contracts described in, or filed as exhibits to the Offering Materials, that are material to the Company and its subsidiaries, taken as a whole, are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor, to the Company's knowledge, any other party is in breach of or default under any of such contracts which would have a Material Adverse Effect.

     4.8. NO ACTIONS. Except as disclosed in the Offering Materials, there are no legal or governmental actions, suits or proceedings pending or, to the Company's knowledge, threatened to which the Company or any of its subsidiaries is or may be a part or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent or might reasonably be expected to materially and adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, prospects or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change"); and no labor disturbance by the employees of the Company or any of its subsidiaries exists, to the Company's knowledge, or is imminent which might reasonably be expected to have a Material Adverse Effect. Except as disclosed in the Offering Materials, neither the Company nor any of its subsidiaries is party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

     4.9. PROPERTIES. Each of the Company and its subsidiaries has good and marketable title to all the properties and assets reflected as owned by them in the consolidated financial statements included in the Offering Materials, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company or its subsidiaries. Each of the Company and its subsidiaries holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to their respective businesses. Except as disclosed in the Offering Materials, each of the Company and its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

     4.10. NO MATERIAL CHANGE. Since September 30, 1998 and except as described in or specifically contemplated by the Offering Materials, (i) neither the Company nor its subsidiaries has incurred any material liabilities or obligations, indirect or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company or its subsidiaries;
(ii) neither the Company nor its subsidiaries has sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) neither the Company nor its subsidiaries has paid or declared any dividends or other distributions with respect to its capital stock and neither the Company nor its subsidiaries is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company other than (a) the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company's Board of Directors and (b) the Company's agreement to issue and sell 4,800,000 shares of Common Stock pursuant to the Stock Purchase agreements dated December 10, 1998; (v) there has not been any increase in indebtedness material to the Company (other than in the ordinary course of business); and (vi) except for the operating losses and negative cash flow the Company has continued to incur, there has not been a Material Adverse Change.

     4.11. INTELLECTUAL PROPERTY. Except as disclosed in or specifically contemplated by the Offering Materials, (i) the Company and its subsidiaries own or have obtained valid and enforceable licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights and trade secrets necessary for the conduct of the Company's and its subsidiaries' respective businesses as currently conducted and as the Offering Materials indicate the Company and its subsidiaries contemplate conducting (collectively, the "Intellectual Property"); and (ii) to the Company's knowledge (for each of the following subsections (a) through (e)): (a) there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or its subsidiaries for the product indications described in the Offering Materials that would preclude the Company or its subsidiaries from conducting their respective businesses as currently conducted and as the Offering Materials indicate the Company and its subsidiaries contemplate conducting, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company or its subsidiaries; (b) there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company or its subsidiaries; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company or its subsidiaries in or to any Intellectual Property owned, licensed or optioned by the Company or its subsidiaries, other than non-material claims; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company or its subsidiaries, other than non-material claims; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material claims.

     4.12. COMPLIANCE. Neither the Company nor any of its subsidiaries has been advised, or has reason to believe, that it is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not have a Material Adverse Effect.

     4.13. TAXES. Each of the Company and its subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor its subsidiaries has knowledge of a tax deficiency which has been or might be asserted or threatened against it which could have a Material Adverse Effect.

     4.14. TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

     4.15. INVESTMENT COMPANY. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

     4.16. OFFERING MATERIALS. The Company has not distributed and will not distribute prior to the Closing Date any offering material related to the offering and sale of the Shares other than the term sheet, the Agreements and the Offering Materials or any amendment or supplement thereto. The Company has not in the past nor will it hereafter take any action independent of the Placement Agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares, as contemplated by this Agreement, within the provisions of
Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

     4.17. INSURANCE. Each of the Company and its subsidiaries maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company or its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     4.18. CONTRIBUTIONS. Neither the Company at any time since its incorporation nor its subsidiaries at any time since they were acquired by the Company has, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

     4.19.  OFFERING MATERIALS.   The Company represents and warrants that the
information contained in the following documents, which the Placement Agent has furnished to the Purchaser, or will furnish prior to the Closing, is or will be true and correct in all material respects and does not omit a material fact necessary to make the statements therein not misleading as of their respective final dates:

     (a) the Company's Current Reports on Form 8-K filed with the Commission on September 11, 1997, November 12, 1997 and April 2, 1998;

     (b) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (without exhibits);

     (c) the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998;

     (d) the Company's Proxy Statement for the 1998 Annual Meeting of Stockholders; and

     (e)  a Summary of the Company's Business and Risks dated December 15, 1998.

     4.20. LEGAL OPINION. Prior to the Closing, Brobeck, Phleger & Harrison LLP, counsel to the Company, will deliver its legal opinion to the Placement Agent reasonably satisfactory to the Placement Agent and counsel to the Placement Agent. Such opinion shall also state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

     4.21. INTELLECTUAL PROPERTY OPINION. If requested by the Placement Agent, prior to the Closing, King & Spalding, patent counsel for the Company, will deliver its legal opinion to the Placement Agent reasonably satisfactory to the Placement Agent and counsel to the Placement Agent. Such opinion shall state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

     4.22. CERTIFICATE. At the Closing, the Company will deliver to Purchaser a certificate executed by the Chairman of the Board or President and the chief financial or accounting officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

     4.23.  STOCKHOLDER APPROVAL.  The Company covenants and agrees that it will
(i) include in its proxy statement for its 1999 Annual Meeting of Stockholders a proposal seeking stockholder approval of the terms of the issuance and sale of the Shares pursuant to the Agreements and (ii) note in the proposal that the Company's Board of Directors unanimously recommends that stockholders approve the terms of the issuance and sale of the Shares pursuant to the Agreements.

     SECTION 5.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.
(a) The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above in the ordinary course of its business and for its own account for investment (as defined for purposes of the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the regulations thereunder) only and with no present intention of distributing any of such Shares (or the Underlying Shares) or any arrangement or understanding with any other persons regarding the distribution of such Shares (or the Underlying Shares); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares or Underlying Shares except in compliance with the Securities Act and the Rules and Regulations; (iv) the Purchaser has completed or caused to be completed the Stock Certificate Questionnaire, attached hereto as Appendix I, and the answers thereto are true and correct as of the date hereof; (v) the Purchaser will complete and deliver, or cause to be completed and delivered, to the Company within 10 days after the date the Shares are converted into Underlying Shares, the Registration Statement Questionnaire, attached hereto as Appendix I, for use in preparation of the Registration Statement, and the answers thereto will be true and correct as of the date of the Questionnaire is delivered to the Company and as of the effective date of the Registration Statement; (vi) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, (a) relied solely upon the Offering Materials and the representations and warranties of the Company contained herein and (b) had a reasonable opportunity to ask questions of, and receive answers from, the Company concerning the Company and the offering of the Shares; (vii) the Purchaser acknowledges that the price and terms of the Preferred Stock offered hereby have been determined by negotiation based in part on the market price for the Common Stock, and that it does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value; and (viii) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

     (b) The Purchaser hereby covenants with the Company not to (1) make any sale of the Shares except in compliance with the Securities Act and the Rules and Regulations, and the Purchaser acknowledges and agrees that the Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Shares is accompanied by an opinion of counsel, satisfactory in form and substance to the Company, to the effect that the Shares have been sold in compliance with the Securities Act and the Rules and Regulations and any applicable state securities or Blue Sky laws, and (2) make any sale of the Underlying Shares without satisfying the prospectus delivery requirement under the Securities

Act, and the Purchaser acknowledges and agrees that the Underlying Shares are not transferable on the books of the Company unless the certificate submitted to the transfer agent evidencing the Underlying Shares is accompanied by a separate officer's certificate: (i) in the form of Appendix II hereto, (ii) executed by an officer of, or other authorized person designated by, the Purchaser and (iii) to the effect that (A) the Underlying Shares have been sold in accordance with the Registration Statement, the Securities Act and the Rules and Regulations and any applicable state securities or Blue Sky laws and (B) the requirement of delivering a current prospectus has been satisfied. The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser hereby covenants that it will not sell any Underlying Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. The Purchaser further covenants to notify the Company promptly of the sale of all of its Underlying Shares.

     (c) The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.3 hereof may be legally unenforceable.

     SECTION 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

     SECTION 7.  REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

     7.1. REGISTRATION PROCEDURES AND EXPENSES. The Company shall, following the conversion of the Shares into Common Stock, which shall occur upon the earlier of either (i) receipt of approval by the Company's stockholders of the terms of the issuance and sale of the Shares, upon such approval the Shares shall be converted into shares of Common Stock or (ii) the one-year anniversary of the Closing Date, upon which the Shares shall automatically be converted into shares of Common Stock (the earlier to occur of such dates, the "Conversion Date"):

     (a) as soon as practicable, but in no event later than 30 days following the Conversion Date, file with the Commission the Registration Statement on Form S-3 relating to the sale of the Underlying Shares by the Purchaser from time to time through the automated quotation system of the Nasdaq National Market or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

     (b) use its reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to notify the Company of the Commission's willingness to declare the Registration Statement effective within 60 days after the Registration Statement is filed by the Company;

     (c) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) twenty-four months after the Closing Date or (ii) the date on which the Underlying Shares may be resold by the Purchasers without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect;

     (d) furnish to the Purchaser with respect to the Underlying Shares registered under the Registration Statement (and to each underwriter, if any, of such Underlying Shares) such reasonable number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Underlying Shares by the Purchaser; PROVIDED, HOWEVER, that the obligation of the Company to deliver copies of prospectuses to the Purchaser shall be subject to the receipt by the Company of reasonable assurances from the Purchaser that the Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

     (e) file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchaser; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

     (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Underlying Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any.

     7.2. TRANSFER OF UNDERLYING SHARES AFTER REGISTRATION. The Purchaser agrees that it will not effect any disposition of the Underlying Shares or its right to purchase the Underlying Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 7.1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its Plan of Distribution.

     7.3.  INDEMNIFICATION.  For the purpose of this Section 7.3:

     (i) the term "Purchaser/Affiliate" shall include the Purchaser and any affiliate of such Purchaser; and

     (ii) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1.

     (a) The Company agrees to indemnify and hold harmless each of the Purchasers and each person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the "Prospectus"), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will reimburse each Purchaser and each such controlling person for any legal ad other expenses as such expenses are reasonably incurred by such Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company: by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting sale of the Underlying Shares, or (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

     (b) Each Purchaser will severally indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5(b) or 7.2 hereof respecting the sale of the Underlying Shares or (ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of it officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

     (c)  Promptly after receipt by an indemnified party under this Section
7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 7.3 or to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 7.3 for any legal or other expenses subsequentlyincurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party in the case of paragraph (a), representing the indemnified parties who are parties to such action) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

     (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or
(c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Preferred Stock or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser into which the Underlying Shares that were sold pursuant to the Registration Statement were converted bears to the difference (the
"Difference") between the amount such Purchaser paid for the Shares purchased by such Purchaser into which the Underlying Shares that were sold pursuant to the Registration Statement were converted and the amount received by such Purchaser from such sale of the Underlying Shares. The relative fault of such Selling Stockholders and each Purchaser shall be determined by reference to, among other things, whether the untrue or alleged statement o a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); PROVIDED, HOWEVER, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and each Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation
(even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The
Purchasers' obligations to contribute pursuant to this Section 7.3 are several and not joint.

     7.4. TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares and the Underlying Shares shall cease and terminate as to any particular number of the Shares or Underlying Shares upon the passage of twenty-four months from the Closing Date or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     7.5. INFORMATION AVAILABLE. So long as the Registration Statement is effective covering the resale of Underlying Shares owned by the Purchaser, the Company will furnish to the Purchaser:

     (a) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Stockholders, its Annual Report on Form 10-K, (iii) if not included in substance in its Quarterly Reports to Shareholders, its quarterly reports on Form 10-Q, and (iv) a full copy of the particular Registration Statement covering the Underlying Shares (the foregoing, in each case, excluding exhibits);

     (b) upon the reasonable request of the Purchaser, a reasonable number of copies of the prospectuses to supply to any other party requiring such prospectuses;

and the Company, upon the reasonable request of the Purchaser, will meet with the Purchaser or a representative thereof at the Company's headquarters to discuss information relevant for disclosure in the Registration Statement covering the Underlying Shares subject to appropriate confidentiality limitations.

     SECTION 8. BROKER'S FEE. The Purchaser acknowledges that the Company intends to pay to the Placement Agent a fee in respect of the sale of the Shares to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

     SECTION 9. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

     (a)  if to the Company, to:

               Triangle Pharmaceuticals, Inc.
               4 University Place
               4611 University Drive
               Durham, North Carolina 27707
               Attn:     General Counsel
          with a copy to:

               Brobeck, Phleger & Harrison LLP
               550 West C Street
               Suite 1300
               San Diego, California 92101
               Attn:     John A. Denniston, Esq.

          or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

     (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

     SECTION 10. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

     SECTION 11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     SECTION 12. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the federal law of the United States of America.

     SECTION 14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


                         TRIANGLE PHARMACEUTICALS, INC.


                                             By
                                               --------------------------------


Print or Type:
                                             Name of Purchaser
                                              (Individual or Institution):


                                               --------------------------------

                                             Name of Individual representing
                                              Purchaser (if an Institution):


                                               --------------------------------

                                             Title of Individual representing
                                              Purchaser (if an Institution):


                                               --------------------------------

Signature by:
                                             Individual Purchaser or Individual
                                              representing Purchaser:


                                               --------------------------------

                                             Address:
                                                         ---------------------
                                             Telephone:
                                                         ---------------------

                                             Telecopier:
                                                         ---------------------

                       SUMMARY INSTRUCTION SHEET FOR PURCHASER

                      (to be read in conjunction with the entire
                          Purchase Agreement which follows)


A.   Complete the following items on BOTH Purchase Agreements:

     1.   Page 18 - Signature:

      (i) Name of Purchaser (Individual or Institution)
     (ii) Name of Individual representing Purchaser (if an Institution)
    (iii) Title of Individual representing Purchaser (if an Institution)
     (iv) Signature of Individual Purchaser or Individual representing Purchaser


2.   Appendix I - Stock Certificate Questionnaire:

          Provide the information requested by the Stock Certificate Questionnaire.

          Appendix I - Registration Statement Questionnaire:

          Provide the information requested by the Registration Statement Questionnaire.

     3. Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to:

          Vector Securities International, Inc.
          Suite 350
          1751 Lake Cook Road
          Deerfield, Illinois  60015
          Attn: Bernhard Hoffmann

B. Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agent at a later date.

C. Upon conversion of the Shares into Underlying Shares, the Purchaser shall, within 10 days, complete and deliver to the Company the Registration Statement Questionnaire, attached hereto as Appendix I, for use by the Company in preparation of the Registration Statement.

D. Upon the resale of the Underlying Shares by the Purchasers after the Registration Statement covering the Underlying Shares is effective, as described in the Purchase Agreement, the Purchaser:

          (i) must deliver a current prospectus of the Company to the buyer (prospectuses must be obtained from the Company at the Purchaser's request); and

          (ii) must send a letter in the form of Appendix II to the Company so that the Underlying Shares may be properly transferred.

                                                                    APPENDIX I
                                                                  (one of two)


TRIANGLE PHARMACEUTICALS, INC.

STOCK CERTIFICATE QUESTIONNAIRE



     Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.   The exact name that your Shares are to be
     registered in (this is the name that will appear
     on your stock certificate(s)).  You may use a
     nominee name if appropriate:                      ------------------------

2.   The relationship between the Purchaser of the
     Shares and the Registered Holder listed
     in response to item 1 above:                      ------------------------

3.   The mailing address of the Registered Holder
     listed in response to item 1 above:               ------------------------


                                                       ------------------------


                                                       ------------------------


                                                       ------------------------

4.   The Social Security Number or Tax
     Identification Number of the Registered
     Holder listed in response to item 1 above:        ------------------------

                                                                     APPENDIX I
                                                                   (two of two)

                    TRIANGLE PHARMACEUTICALS, INC.
                 REGISTRATION STATEMENT QUESTIONNAIRE


     In connection with the preparation of the Registration Statement, please provide us with the following information:

     1. Pursuant to the "Selling Shareholder" section of the Registration Statement, please state your or your organization's name exactly as it should appear in the Registration Statement:

     2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Underlying Shares issued upon conversion of the Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares of Common Stock purchased by you or your organization through other transactions:


     3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?


          _____ Yes         _____ No

     If yes, please indicate the nature of any such relationships below:

     _________________________________________________________________

     _________________________________________________________________

     _________________________________________________________________

                                                                    APPENDIX II



Attention:

     PURCHASER'S CERTIFICATE OF SUBSEQUENT SALE

     The undersigned, [an officer of, or other person duly authorized by]
_____________________________________________________________
  [fill in official name of individual or institution] hereby certifies that he/she [said institution] is the Purchaser of the shares evidenced by the attached certificate, and as such, sold such shares on _____________ in accordance with
   [date]

Registration Statement number _____________________________________
                              [fill in the number of or otherwise

________________________________ and the requirement of delivering a identify Registration Statement]

current prospectus by the Company has been complied with in connection with such sale.

Print or Type:

          Name of Purchaser
            (Individual or
             Institution):
                                -----------------------

          Name of Individual
            representing
            Purchaser (if an
            Institution)
                                -----------------------

          Title of Individual
            representing
            Purchaser (if an
            Institution):
                                -----------------------

Signature by:

          Individual Purchaser
            or Individual repre-
            senting Purchaser:
                                -----------------------

                                     EXHIBIT A


                      CERTIFICATE OF DESIGNATIONS, PREFERENCES

                         AND RIGHTS OF THE PREFERRED STOCK